M Fund, Inc.
Supplement dated as of August 1, 2007, to the
Prospectus and Statement of Additional Information dated April 30, 2007

The following replaces the second paragraph of the sub-section entitled “Turner Investment Partners, Inc. (Turner)” on page 22 of the Prospectus:

A team of investment professionals comprising an investment committee manages the Turner Core Growth Fund. Robert E. Turner, Mark D. Turner, Robb Parlanti, and Halie O’Shea are the members of the investment committee. Robert E. Turner, CFA, Chairman and Chief Investment Officer - Growth Equities of Turner, is lead manager of the Fund (since July 4, 1996). Robert E. Turner co-founded Turner in 1990. He has 26 years of investment experience.  Mark D. Turner is a co-manager of the Fund (since July 4, 1996) and is President of Turner and a Senior Portfolio Manager/Security Analyst.  He co-founded Turner in 1990. He has 25 years of investment experience. Robb Parlanti is also a co-manager of the Fund (since May 1, 2005). Mr. Parlanti is a Senior Portfolio Manager/Security Analyst on the cyclical team and is a Principal of Turner.  He has 20 years of experience and has been with Turner since 1993. Effective July 31, 2007, Halie O’Shea is also a co-manager of the Fund. Ms. O’Shea is a Security Analyst/Portfolio Manager on the growth equity team and is a Principal of Turner. She has 14 years of experience and has been with Turner since 2003. Turner has managed the Turner Core Growth Fund since January 4, 1996.

The following replaces the sub-section entitled “Turner Investment Partners, Inc.” beginning on page 26 of the Statement of Additional Information:

Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”), Sub-Adviser to the Turner Core Growth Fund, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is independent and employee-owned. Messrs. Robert Turner, Mark Turner and Robb Parlanti and Ms. Halie O’Shea are responsible for the day-to-day management of the Fund. Each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Robert E. Turner	18	$2,400,000,000	36	$1,200,000,000	75	$8,800,000,000

Mark Turner	16	$2,300,000,000	33	$1,100,000,000	70	$7,500,000,000

Robb Parlanti	11	$863,000,000	29	$983,000,000	47	$5,100,000,000

Halie O’Shea	1	$78,000,000	2	$73,000,000	0	$0

   In addition, advisory fees for two registered investment companies and several other accounts are based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Robert E. Turner	2	$792,000,000	0	$0	1	$514,000,000

Mark Turner	1	$754,000,000	0	$0	1	$514,000,000

Robb Parlanti	0	$0	0	$0	1	$514,000,000

Halie O’Shea	0	$0	0	$0	0	$0
The information for Robert Turner, Mark Turner and Robb Parlanti in the above tables is as of December 31, 2006. The information for Halie O’Shea in the above tables is as of May 31, 2007.

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership. Equity owners share Turner’s profits. Most of the members of the Investment Team and all portfolio managers for the Fund, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to Turner’s overall success, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer (“CIO”) is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional’s compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2006, Robert Turner, Mark Turner and Robb Parlanti did not beneficially own any shares of the Turner Core Growth Fund. As of May 31, 2007, Halie O’Shea did not beneficially own any shares of the Turner Core Growth Fund.

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On July 2, 2007, State Street Corporation (“SSC”) acquired Investor Financial Services Corporation, the parent company of Investors Bank & Trust Company (“Investors Bank”), and Investors Bank merged with and into State Street Bank and Trust Company (“State Street”), a subsidiary of SSC. As a result, State Street, Back Bay Division now serves as administrator, custodian, transfer agent, and dividend-paying and securities lending agent with respect to the Funds. State Street, Back Bay Division has offices located at 200 Clarendon Street, Boston, MA 02116. All references in this Statement of Additional Information to Investors Bank & Trust Company and Investors Bank are changed to State Street Bank and Trust Company and State Street, respectively.